Other Receivables, Net	6 Months Ended
Jun. 30, 2026
Other Receivables, Net [Abstract]
OTHER RECEIVABLES, NET
5.	OTHER RECEIVABLES, NET

Other receivables consist of the following:

US$ thousands	December 31, 2025	June 30, 2026
Deposit to non-trade suppliers	$77,175	$85,479
Loan receivable	18,553	14,652
Prepayments	427,824	201,454
Allowance for credit losses	(213,159)	(215,678)
Total other receivables, net	$310,393	$85,907

Movements of allowance for credit losses are as follows:

Beginning balance	$161,620	$213,159
Addition	51,178	1,644
Foreign exchange translation	361	875
Ending balance	$213,159	$215,678

Prepayments primarily represent advances to suppliers and service providers in connection with commodity trading, procurement and other operating activities. These balances are generally expected to be settled through the delivery of goods, provision of services or, where applicable, refunds in accordance with the underlying contractual arrangements.

During the six months ended June 30, 2026, prepayments decreased significantly, primarily due to refunds received in respect of certain system development arrangements entered into during 2025. The Company had made prepayments of approximately US$228 million to seven service providers for the development of systems relating to its international commodity trading operations. During the current period, the arrangements were terminated as the service providers were unable to complete the contracted services, and the related prepayments were refunded to the Company.

Loan receivable include loans to third parties and employees, refundable deposits, and other advances. Certain balances relate to non-operating or financing-type arrangements and are subject to separate recoverability assessment.

Credit risk and aging

A portion of the Company’s other receivables and prepayments has been outstanding for extended periods. Long-aged balances are subject to increased uncertainty regarding recoverability, particularly where:

●	no recent settlement activity exists;

●	contractual terms have expired or are unclear; or

●	counterparties are experiencing financial difficulty.

Management performs specific assessments for such balances and records allowances where appropriate. As of June 30, 2026, the total allowance of approximately US$215.7 million comprised approximately US$78.6 million of allowance for expected credit losses relating to other receivables and approximately US$137.1 million of impairment allowance relating to prepayments.

During the six months ended June 30, 2026, the Company recognized impairment losses of approximately US$1.6 million on other receivables.

These impairments primarily relate to:

●	long-outstanding advances to suppliers;

●	balances where delivery of goods or services is uncertain or no longer expected; and

●	receivables where recovery is uncertain due to counterparty-specific factors.

Significant judgment and estimation uncertainty

The determination of recoverability involves significant judgment, particularly for:

●	long-aged balances;

●	advances subject to extended settlement periods or non-standard contractual arrangements;

●	loan-type arrangements with third parties; and

●	balances subject to dispute or restructuring.

Changes in assumptions or future collection outcomes could result in material adjustments to the carrying amounts.